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                                                                [EXECUTION COPY]

                           PARENT GUARANTEE AGREEMENT

         PARENT GUARANTEE AGREEMENT, dated as of November 3, 1999, between TRI-LINKS INVESTMENT TRUST (the "Lender") and PICK COMMUNICATIONS, CORP. (the "Guarantor").

                                    RECITALS

         A. The Lender and PICK Sat, Inc. (the "Borrower") are parties to that certain Loan Agreement (the "Loan Agreement"), dated as of November 3,1999, pursuant to which the Lender agreed to make certain loans to the Borrower. Capitalized terms used but not defined herein have the meanings given to them in the Loan Agreement.

         B. The Borrower is a wholly-owned subsidiary of the Guarantor.

         C. It is a condition to the obligation of the Lender to make Loans to the Borrower under the Loan Agreement that the Lender and the Guarantor enter into this Agreement pursuant to which the Guarantor will guarantee the Obligations of the Lender under the Loan Documents.

         D. The Lender and the Guarantor now wish to enter into this Agreement to provide for the guarantee of the Obligations by the Guarantor.

                                    AGREEMENT

         In consideration of the premises and mutual covenants and the agreements herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                    Guarantee

         Section 1.01. Unconditional Guarantee.

         (a) Guarantee. Subject to the provisions of Section 1.01(b) below, the Guarantor hereby unconditionally guarantees to the Lender the due and punctual payment of the Obligations when and as the Obligations shall become due, whether at maturity, by acceleration or otherwise. The obligations of the Guarantor under this Agreement constitute an absolute, unconditional, present and continuing irrevocable guaranty of payment and not of collectibility. Subject to the provisions of Section 1.01(b) below, if the Borrower shall fail to pay any amount of the Obligations when due (after any applicable grace period) the Guarantor shall immediately pay the amount to the Lender.




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         (b) Subordination of Guarantee. Each of the Guarantor and the Lender
acknowledges and agrees that the obligations of the Guarantor under this Agreement are and shall be subordinate (to the minimum extent required by the terms of the Senior Obligations) in right of payment to the Senior Obligations.

         For purposes of this Agreement, the term "Senior Obligations" means the obligations of the Guarantor under those certain 10% Senior Secured Notes due April 27, 2002 of the Guarantor, as amended, in the aggregate principal amount of $9,880,000.

         (c) No Alteration. The Guarantor guarantees that the Obligations will be paid to the Lender strictly in accordance with the terms of the Loan Documents regardless of any statute, law, regulation, rule, writ, judgment, injunction, order, decree or award now or hereafter in effect which might in any way affect any of those terms or the rights of the Lender against the Borrower or the Guarantor, or which might cause or permit to be invoked any alteration of the time, amount or manner of payment by the Borrower or the Guarantor under those terms.

         (d) No Set-Off, Etc. To the fullest extent permitted by law, the obligations of the Guarantor under this Agreement shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than the full and strict compliance by the Guarantor with those obligations) based on any claim that the Guarantor or any other Person may have against the Borrower, the Lender or any other Person.

         (e) Absolute and Unconditional Obligations. Subject to Section 1.01(b), the obligations of the Guarantor under this Agreement shall be absolute and unconditional, present and continuing and shall remain in full force and effect and shall not be released, discharged or in any way affected by any circumstance or condition of any nature (whether or not the Guarantor, the Borrower or the Lender shall have any notice or knowledge of the circumstance or condition), including, without limitation:

                  (i) the invalidity, illegality, unenforceability, discharge, termination, cancellation or frustration, in whole or in part, of any Obligation, Loan Document or other document;

                  (ii) the exercise or failure to exercise or enforce by any Person any right, remedy, privilege or power under any Loan Document or other document;

                  (iii) any demand or attempt to collect from, or failure to demand or attempt to collect from, the Borrower, the Guarantor or any other person under any Loan Document or other document;

                  (iv) the giving, acceptance, existence, non-existence, validity, invalidity or value of any security or collateral (including, without limitation, the Collateral) securing the Obligations or any Guarantee of the Obligations or any attempt or failure to attempt to realize upon that security, collateral or Guarantee;


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                  (v) the exchange, substitution, renewal, extension,
         modification, compromise, release, discharge or failure to perfect for any reason that security, collateral or Guarantee (including, without limitation, the Guarantee under this Agreement);

                  (vi) any change in the time, place or manner of payment or the waiver, consent, extension, renewal, indulgence, compromise, release, settlement, refunding, funding, or any other forbearance or other action taken, delayed or omitted by the Lender, the Borrower, the Guarantor or any other Person under or in respect of any term or provision of any Obligation, Loan Document or other document;

                  (vii) the termination, modification, alteration, amendment, waiver, addition, deletion or other change to any Obligation, Loan Document or other document or any provision of any of those documents;

                  (viii) the liquidation, dissolution, merger or consolidation of the Borrower, the Guarantor or any other person, or the transfer by the Borrower, the Guarantor or any other Person of all or any part of its property or assets;

                  (ix) the voluntary or involuntary bankruptcy, receivership, liquidation, insolvency, reorganization, arrangement, assignment for the benefit of creditors or similar proceedings involving or affecting the Borrower, the Guarantor any other Person or any of their property;

                  (x) the change in the ownership of the membership interests or other equity interests in the Borrower or the change in or termination of the corporate relationship between the Borrower and the Guarantor;

                  (xi) the release or discharge, by operation of law or otherwise, of the Borrower, the Guarantor or any other person from any Obligation or any provision of any Loan Document or other document; and

                  (xii) any other circumstance whatsoever, foreseen or unforeseen, which may or might in any manner or to any extent vary the risks of the Guarantor or might otherwise constitute a defense available to or a legal or equitable discharge of a surety or a guarantor or limit recourse against the Guarantor or otherwise.

         IT IS THE PURPOSE AND INTENT OF THIS GUARANTEE AGREEMENT THAT THE OBLIGATIONS OF THE GUARANTOR UNDER THIS AGREEMENT ARE ABSOLUTE AND UNCONDITIONAL, PRESENT AND CONTINUING UNDER ANY AND ALL CIRCUMSTANCES.


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                                   ARTICLE II

                         Representations and Warranties

         Section 2.01. Representations and Warranties. The Guarantor hereby represents and warrants to the Lender as follows as of the date hereof:

                  (a) Corporate Existence and Power. The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified under the laws of each jurisdiction in which qualification is required to own, lease or license its assets and properties or to carry on its business and (iii) has all necessary power and authority required to own its assets and properties, to carry on its business and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

                  (b) Authorization; Binding Effect. The execution and delivery by the Guarantor of this Agreement, the performance by it of its obligations under this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary action. No other proceedings on the part of the Guarantor are necessary to approve and adopt this Agreement or to approve the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Guarantor and this Agreement is the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms.

                  (c) Contravention. Neither the execution, delivery and performance of this Agreement by the Guarantor nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (a) conflict with, violate or breach any provision of the Guarantor's certificate of incorporation or by-laws,
         (b) violate, conflict with or result in a breach of any statute, law, regulation or order by which the Guarantor or any of its assets or properties may be bound or affected, or (c) conflict with, result in a default under, or give rise to a right of termination, cancellation, or acceleration under any credit or loan agreement or any other material contract or material agreement to which the Guarantor is a party or pursuant to which the Guarantor or any of its assets or properties may be bound or affected.

                  (d) Consents. No authorization, consent, order or approval of, notice to or registration with, or any other action by any governmental authority or other Person is required or advisable in connection with
         (a) the due execution, delivery and performance by the Guarantor of this Agreement, (b) the consummation of the transactions contemplated by this Agreement, and (c) the exercise by the Lender of its rights and remedies under this Agreement.

                  (e) Litigation. Except as set forth on Schedule 2.01(e), there is no lawsuit, action, investigation, arbitration or other proceeding
         (a) against the Guarantor, (b) that questions

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         the validity of any of this Agreement or that relates to any of the transactions contemplated by this Agreement, or (c) affecting any of the Guarantor's assets or properties.

                  (f) Compliance with Laws. The Guarantor is in material compliance with each statute, law, rule, regulation and order applicable to the Guarantor, its business or its assets or properties.

                                   ARTICLE III

                                    Covenants

         Section 3.01. Affirmative Covenants. Until the Obligations shall be paid and otherwise performed in full, the Guarantor shall do the following:

                  (a) Maintenance of Records. Keep adequate records and books of account reflecting all Guarantor's financial transactions.

                  (b) Compliance With Laws. Comply in all material respects with all statutes, law, rules, regulations, writs, judgments, injunctions, orders, decrees and awards of any Governmental Body applicable to Guarantor or Guarantor's business, properties or operations, if a failure to comply with any of the foregoing, individually or in the aggregate, could materially and adversely affect its business, properties, operations, prospects or conditions (financial or otherwise) or its ability to perform Guarantor's obligations under this Agreement.

                  (c) Payment of Taxes and Claims. Promptly pay and discharge before they become delinquent, all taxes and similar charges assessed, levied or imposed upon, and all claims against Guarantor or Guarantor's property.

                  (d) Right of Inspection. At any reasonable time and from time to time, permit the Lender or any of its representatives to examine and make copies of and abstracts from Guarantor's records and books of account, to visit Guarantor's properties and to discuss Guarantor's business, properties, prospects and condition (financial or otherwise) with any of its representatives and with the Guarantor's independent accountants.

                  (e) Reporting Requirements. Furnish to the Lender:

                           (i) Certificate of no Default. At the end of each
                  quarter of each year, a certificate of the Guarantor certifying that to the best of Guarantor's knowledge no Default has occurred and is continuing by reason of the existence of a condition or the occurrence of an event specified by Section 6.01 of the Loan Agreement with respect to the Guarantor or, if a Default has occurred and is continuing, stating the

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                  details of the Default and the action that the Guarantor
                  proposes to take with respect to the Default;

                           (ii) Notice of Litigation. Promptly after the
                  commencement of each such matter, notice of all Actions affecting the Guarantor, that, if adversely determined, could materially and adversely affect the business, properties, operations, prospects or condition (financial or otherwise) the Guarantor or the ability of the Guarantor to perform her obligations under this Agreement;

                           (iii) Notice of Defaults. Immediately upon the
                  occurrence of each Default of which Guarantor has knowledge, a written notice stating the details of the Default; and

                           (iv) General information. Such other information
                  respecting the condition or operations, financial or otherwise, of the Guarantor as the Lender may from time to time reasonably request.

                           (v) Further Assurances. Promptly comply with all
                  requests of the Lender under Section 5.01(i) of the Loan Agreement relating to Guarantor, this Agreement, the Pledge Agreement or the Pledged Collateral.

         Section 3.02. Negative Covenants. Until the Obligations shall be paid and otherwise performed in full, the Guarantor shall not, and shall not permit the Borrower to, do the following:

                  (a) Mergers, Etc. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or acquire all or substantially all of the assets or the business of any Person.

                  (b) Transactions with Affiliates. Enter into any transaction (including, but not limited to, the purchase, sale or exchange of property or the rendering of any service) with any Affiliate except in the ordinary course of its business, pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to it than would obtain in a comparable arm's length transaction with a person not an Affiliate.

                  (c) Accounting Changes. Make or permit any significant change in accounting policies or reporting practices, except for any change required by GAAP.

                  (d) Stock of Subsidiary. Transfer of any of the equity interest of any Subsidiary (including the Borrower (except with respect to the possible transaction with SoftNet pursuant to the term sheet attached hereto as Exhibit A)). Issue any additional equity interests in the Borrower.


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                  (e) Sale of Assets. Permit the Borrower to sell a substantial portion of its or their assets, whether by sale, assignment, merger or otherwise.

                                   ARTICLE IV

                      Termination, Waivers and Subrogation

         Section 4.01. Continuing Guaranty. This Agreement shall continue to be effective and shall remain in full force and effect until the Obligations shall be paid and otherwise performed in full. For the purposes of this Agreement, the Obligations shall not be deemed to have been paid and performed in full until the holders or owners of the Obligations shall have indefeasibly received payment of the Obligations in full in cash. Thereafter, this Agreement shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Borrower or any other person or otherwise, all as though the payment had not been made.

         Section 4.02. Waivers by the Guarantor. The Guarantor unconditionally waives, to the full extent permitted by law:

                  (a) any defense, set-off or counterclaim which the Guarantor may otherwise assert against the Borrower or the Lender;

                  (b) presentment, protest, demand for payment, promptness, diligence, notice of protest, notice of any other action at any time taken or omitted by the Lender and, generally, all demands and notices of every kind in connection with any Loan Document or the Obligations, including, but not limited to:

                           (i) notice of any of the matters referred to in
                  Section 1.01(e);

                           (ii) all notices which may be required by statute,
                  rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Guarantor under any Loan Document or as a requirement to the enforcement, assertion or exercise against the Borrower or the Guarantor of any right, power, privilege or remedy conferred under any Loan Document;

                  (c) any requirement to exhaust any rights or remedies or to mitigate the damages resulting from any default under any Loan Document or any other document or any requirement to protect, secure, perfect or insure any Lien or any property subject to the Lien or take any other action against any person or any collateral or other property;

                  (d) all claims that the sale price of any collateral was inadequate or unreasonable for any reason and all other claims to damages and demands of any nature against the Lenders;


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                  (e) all equities and rights of appraisal, stay and redemption
         (whether now or hereafter existing), in each case arising out of the Lender enforcing any of its rights and remedies under any Loan Document;

                  (f) any exoneration or release from the Obligations resulting from any loss by the Guarantor of its rights, if any', of subrogation or contribution; and

                  (g) any other circumstance whatsoever, including, but not limited to, those stated in Section 1.01(d), which might otherwise constitute a defense to or a legal or equitable discharge or release of a guarantor or surety or a party granting security or which might otherwise limit recourse against the Guarantor.

         Section 4.03. Subrogation; Subordination.

         (a) The Guarantor shall not be subrogated, in whole or in part, to the rights of the Lender against the Borrower under any Loan Document until the payment in full of the Obligations.

         (b) Any claim of the Guarantor against the Borrower arising from payments made by the Guarantor under this Agreement shall be in all respects subordinate to the payment and performance in full and discharge of the Obligations.

         (c) No payment under this Agreement by the Guarantor shall give rise to any claim of the Guarantor against the Lender or any other holder of the Obligations.

         (d) Unless and until all Obligations shall have been paid and performed in full, the Guarantor will not assign or otherwise transfer any claim against the Borrower to any other person.

         (e) The Guarantor agrees that any rights it may have against any other guarantor of any of the Obligations for contributions, exoneration from payment or otherwise, in respect of any amounts paid by the Guarantor under this Agreement or which may continue to be owing under this Agreement, shall be postponed until, and the Guarantor agrees not to seek to enforce any such right until, the Obligations are paid and performed in full.

         Section 4.04. Effect of Bankruptcy Proceedings. If an event permitting the acceleration of any of the Obligations shall at any time have occurred and be continuing, and the acceleration shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Agreement and the Guarantor's obligations under this Agreement, the Obligations shall be deemed to have been accelerated with the same effect as if they had been accelerated in accordance with the terms of the Loan Documents. In this event the Guarantor shall immediately pay the full amount of the Obligations due and owing by reason of the acceleration, without further notice or demand.


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                                    ARTICLE V

                                  Miscellaneous

         Section 5.01. Expenses. The Guarantor agrees to pay to the Lender on demand the amount of all expenses including the fees and expenses of its counsel, which the Lender may pay or incur in exercising or enforcing its rights under this Agreement.

         Section 5.02. Provisions of Loan Agreement. Except as otherwise expressly provided in this Agreement, the provisions of Sections 10. 0 1 through
10. 11 of the Loan Agreement shall apply to and are hereby incorporated into this Agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                TRI-LINKS INVESTMENT TRUST, by Wilmington
                                     Trust Company as Trustee



                                By: /s/ David A. Vanaskey, Jr.
                                    -----------------------------------------
                                     Name: David A. Vanaskey, Jr.
                                     Title: Vice President

                                PICK COMMUNICATIONS, CORP.



                                By: /s/ Diego Leiva
                                    -----------------------------------------
                                     Name: Diego Leiva
                                     Title: Chairman


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